UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): April 8, 2005



                              EAGLE BROADBAND, INC.
                              ---------------------
             (Exact name of registrant as specified in its charter)



                                      TEXAS
                                      -----
                 (State or other jurisdiction of incorporation)



              001-15649                                760494995
              ---------                                ---------
      (Commission File Number)          (I.R.S. Employer Identification No.)



                 101 Courageous Drive, League City, Texas 77573
                 ----------------------------------------------
          (Address of principal executive offices, including zip code)




                                 (281) 538-6000
                                 --------------
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act.
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     Effective April 8, 2005, A. L. Clifford resigned as a member of the Board of Directors of Eagle Broadband, Inc. to devote attention to his commitments with his business and for other business and personal reasons. As a result of such resignation, Mr. Clifford resigned his position as a member of Eagle's audit, compensation and nominating committees. A copy of Mr. Clifford's resignation letter is attached hereto as Exhibit. 99.1.


Item 9.01. Financial Statements and Exhibits

       (a)     Financial Statements of Business Acquired.

               Inapplicable.

       (b)     Pro Forma Financial Information.

               Inapplicable.

       (c)     Exhibits

       Exhibit Number            Exhibit Description
       --------------            -------------------

            99.1                 Letter to Eagle dated April 8, 2005.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             EAGLE BROADBAND, INC.



                                             By: /s/ DAVID A. WEISMAN
                                             ------------------------
                                             David A. Weisman
                                             Chief Executive Officer






DATE: April 11, 2005

                                  EXHIBIT INDEX
                                  -------------


   Exhibit Number            Exhibit Description
   --------------            -------------------

        99.1                 Letter to Eagle dated April 8, 2005.